Stock-Based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
We grant stock-based incentive awards to attract, motivate and retain qualified employees, non-employee directors and consultants, and to align their financial interests with those of our stockholders. Prior to our corporate conversion in December 2014, awards were provided under the 2009 Unit Incentive Plan (the “2009 Plan”). We utilized stock-based compensation in the form of restricted participation units, appreciation units and options to purchase common units. We determined these forms of stock-based compensation were substantive classes of equity for accounting purposes.
Immediately prior to our IPO, the 2009 Plan was amended to provide that no further awards will be issued thereunder, and our board of directors and stockholders adopted and approved our 2014 Equity Incentive Plan (the “2014 Plan” and, together with the 2009 Plan, the “Plans”).
We utilize stock-based compensation in the form of restricted stock and options to purchase Class A common stock. Options to purchase Class A common stock generally vest over a four-year period and are generally granted for a term of ten years.
As of December 31, 2015, awards granted under the 2009 Plan consisted of stock options and awards granted under the 2014 Plan consisted of stock options and restricted stock awards. There were no other grants of any other award types under the Plans.
At December 31, 2015, there were 1,617,311 shares available for grant under the 2014 Plan.
Stock-based compensation expense for the year ended December 31, 2015 was $7.6 million and $3.4 million for options to purchase common stock and restricted stock, respectively. Stock-based compensation expense for the year ended December 31, 2014 was $50,000, $7.3 million and $31,000 for restricted participation and appreciation units, options to purchase common stock and restricted stock, respectively. Stock-based compensation expense for the year ended December 31, 2013, was $224,000 and $3.1 million for restricted participation and appreciation units and options to purchase common stock, respectively.
Stock-based compensation expense associated with restricted participation and appreciation units, stock options and restricted stock was recorded in the following cost and expense categories consistent with the respective employee or service provider’s related cash compensation (in thousands):

	Year ended December 31,
	2015	2014	2013
Cost of revenue
Subscription and support	$363	$502	$200
Professional services	349	337	171
Operating expenses
Research and development	1,924	1,757	762
Sales and marketing	1,727	1,241	799
General and administrative	6,637	3,548	1,438
Total	$11,000	$7,385	$3,370

The fair value of each option, participation and appreciation unit grant is estimated on the date of grant using the Black-Scholes option-pricing model. Expected volatility is based on historical volatilities for publicly traded stock options of comparable companies over the estimated expected life of the options. The expected term represents the period of time the options are expected to be outstanding and is based on the “simplified method.” We use the “simplified method” due to the lack of sufficient historical exercise data to provide a reasonable basis upon which to otherwise estimate the expected life of the options. The risk-free interest rate is based on yields on U.S. Treasury STRIPS with a maturity similar to the estimated expected term of the options. The fair value of our participation and appreciation units and options was estimated assuming no expected dividends and the following weighted-average assumptions:

	Year ended December 31,
	2015	2014	2013
Expected term (in years)	6.1	5.0 - 10.0	6.1 - 10.0
Risk-free interest rate	1.35% - 1.93%	1.52% - 2.80%	1.00% - 2.89%
Expected volatility	42.35% - 47.07%	45.84% - 52.50%	51.09% - 53.84%
Forfeiture rate	4.82% - 5.21%	0% - 6.76%	0% - 6.02%

Stock Options
The following table summarizes the option activity under the Plans for the year ended December 31, 2015:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
				(in thousands)
Outstanding at December 31, 2014	6,089,938	$9.63	7.8	$30,066
Granted	1,718,332	14.36
Forfeited	131,846	13.75
Exercised	707,291	3.17
Outstanding at December 31, 2015	6,969,133	$11.37	7.7	$43,287

Exercisable at December 31, 2015	3,471,017	$7.96	6.5	$33,348

The total intrinsic value of options exercised during the years ended December 31, 2015, 2014 and 2013 was $8.4 million, $1.7 million and $638,000, respectively.
The weighted-average grant-date fair value of options granted during the years ended December 31, 2015, 2014 and 2013 was $6.53, $7.85 and $6.24, respectively. The total fair value of options vested during the years ended December 31, 2015, 2014 and 2013 was approximately $8.7 million, $5.1 million and $2.3 million, respectively. Total unrecognized compensation expense of $20.6 million related to options will be recognized over a weighted-average period of 2.8 years. Total compensation expense recognized during the years ended December 31, 2015, 2014 and 2013 for outstanding options granted to service providers was $236,000, $1.8 million and $1.6 million, respectively, based on the fair value on the vesting date or the fair value on the reporting date if unvested.
Restricted Stock
We have granted restricted stock awards to our executive officers that vest in three equal annual installments from the date of grant and to non-employee members of our Board of Directors with one-year cliff vesting from the date of grant. The fair value for restricted stock awards is calculated based on the stock price on the date of grant. The total fair value of restricted stock awards vested during the year ended December 31, 2015 was approximately $750,000. No restricted stock awards vested prior to 2015.
The following table summarizes the restricted stock activity under the Plan for the year ended December 31, 2015:

	Number of Shares	Weighted- Average Grant Date Fair Value	Aggregate Intrinsic Value
			(in thousands)
Outstanding at December 31, 2014	54,350	$13.80	$728
Granted	600,025	13.38
Forfeited	—	—
Vested	(54,350)	13.80
Outstanding at December 31, 2015	600,025	$13.38	$10,542

Compensation expense associated with unvested restricted stock is recognized on a straight-line basis over the vesting period. The expense recognized each period is dependent upon our estimate of the number of shares that will ultimately be issued. At December 31, 2015, there was approximately $5.3 million of total unrecognized compensation expense related to restricted stock, which is expected to be recognized over a weighted average period of 2.0 years.
Restricted participation and appreciation units
At December 31, 2013, there were 108,975 outstanding participation and appreciation units under the 2009 Plan that vested during 2014 prior to our conversion to a corporation.
The total fair value of participation and appreciation units vested during the years ended December 31, 2014 and 2013 was approximately $77,000 and $242,000, respectively. At December 10, 2014, all participation and appreciation units converted into Class A common stock as part of the corporate conversion.